                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)   June 1, 1998
                                                             ------------

                               NEOTHERAPEUTICS, INC.
               (Exact name of registrant as specified in its charter)



          Delaware               0-28782                 93-0979187
--------------------------------------------------------------------------------
 (State or other jurisdiction  (Commission             (IRS Employer
     (of incorporation)        File Number)          Identification No.)

          157 Technology Drive, Irvine, California                  92618
          ------------------------------------------------------------------
          (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (949) 788-6700


                                   Not Applicable
                      ---------------------------------------
           (Former name or former address, if changed since last report)
                  (Telephone area code changed from (714) to (949)


                                     Page 1 of 5
                               Exhibit Index on Page 3
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ITEM 5.   OTHER EVENTS

          Reference is made to Exhibit 99.1 filed with this Report, which is a transcript of a "Message from the President" dated June 1, 1998, that will be included on the Registrant's world wide web site at www.neotherapeutics.com.


ITEM 7.   EXHIBITS

               EXHIBIT:

                99.1     TRANSCRIPT OF REGISTRANT'S WEB SITE PAGE DATED JUNE 1,
                         1998.




                                     SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NEOTHERAPEUTICS, INC.



Date:  June 1, 1998                By:  /s/Samuel Gulko
                                        ---------------------------------
                                        Samuel Gulko
                                        Chief Financial Officer


                                          2
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                                   EXHIBIT INDEX



               Exhibit No.                   Description
               -----------                   -----------
                  99.1             Transcript of Registrant's web site
                                   page dated June 1, 1998.

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